UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	February 19, 2008
Date of earliest event reported:	February 13, 2008

OFFICEMAX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On February 19, 2008, OfficeMax Incorporated (the “Company”) issued an Earnings Release announcing its earnings for the fourth quarter and full year 2007.  The earnings release is attached hereto as Exhibit 99.1.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Salary Increases for Named Executive Officers

On February 13, 2008, the Executive Compensation Committee of the board of directors of the Company approved an increase in the annual base salaries of the named executive officers listed below, effective March 30, 2008:

1.	Don Civgin	$546,000
2.	Phillip P. DePaul	$327,600
3.	Sam Martin	$640,000
4.	Ryan T. Vero	$533,540

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit 99.1                                    OfficeMax Incorporated Earnings Release dated February 19, 2008, announcing its earnings for the fourth quarter and full year 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 19, 2008

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description
Exhibit 99.1	OfficeMax Incorporated Earnings Release dated February 19, 2008, announcing its earnings for the fourth quarter and full year 2007.